UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2026
SUNRISE REALTY TRUST, INC.
(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41971	93-3168928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
525 Okeechobee Blvd., Suite 1650
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-530-3315
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On October 23, 2026, Sunrise Realty Trust, Inc. (the “Company”) held a special meeting of the Company’s stockholders (such meeting, the “Special Meeting”). At the Special Meeting, holders of the Company’s common stock, $0.01 par value per share (the “SUNS Common Stock”), voted on a proposal to approve the issuance of approximately 8,464,955 shares of SUNS Common Stock, subject to certain adjustments, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Southern Realty Trust Inc. (“SRT”), Sunrise Merger Sub, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), and, solely for the limited purposes set forth in the Merger Agreement, Sunrise Manager LLC, the external manager of the Company (such proposal, the “Stock Issuance Proposal”).
At the close of business on September 10, 2026, the record date for the Special Meeting (the “Record Date”), there were 13,515,851 shares of SUNS Common Stock outstanding and entitled to vote at the Special Meeting. Each share of SUNS Common Stock outstanding at the close of business on the Record Date was entitled to one vote on each matter presented for consideration and action by the Company’s stockholders at the Special Meeting. A total of 8,041,557 shares of SUNS Common Stock were voted virtually or by proxy at the Special Meeting, representing approximately 59.5% of the votes entitled to be cast at the Special Meeting, which constituted a quorum for the transaction of business at the Special Meeting.
Because the Company’s stockholders approved the Stock Issuance Proposal, the adjournment proposal was not submitted to the Company’s stockholders.
Proposal 1 – Stock Issuance Proposal
The Company’s stockholders voted in favor of the Stock Issuance Proposal. The table below sets forth the final voting results for the Stock Issuance Proposal:

For	Against	Abstain
7,365,863	640,115	35,579
Because the Stock Issuance Proposal was not a “routine” matter, there were no broker non-votes in connection with the Stock Issuance Proposal at the Special Meeting.
Item 8.01    Other Events.
On October 23, 2026, the Board of Directors (the “Board”) of the Company authorized a prorated dividend on SUNS Common Stock in the amount of $0.09 per share (the “Stub Period Dividend”) for the calendar quarter in which the closing occurs of the previously announced pending merger, pursuant to which SRT will merge with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of the Company (the “Merger”). The Stub Period Dividend will be paid on November 5, 2026 to stockholders of record at the close of business on November 2, 2026. On October 23, 2026, the Company issued a press release announcing that the Board approved and the Company declared the Stub Period Dividend and the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The closing of the Merger is expected to occur on or around November 5, 2026, subject to the satisfaction of customary closing conditions. Approval of the Merger by SRT stockholders was obtained at SRT’s special meeting of stockholders on October 23, 2026. There can be no assurance that all closing conditions will be satisfied by November 5, 2026, that the Merger will close on November 5, 2026, or that the Merger will be consummated at all.
Forward-Looking Statements
This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding the Company and SRT include, but are not limited to, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; the payment of future dividends by the Company; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the Company’s and SRT’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to satisfaction of closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of Company and SRT management, respectively, from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that the Company’s and SRT’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the outcome of any legal proceedings relating to the proposed Merger, including stockholder litigation in connection with the proposed Merger; effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of the SUNS Common Stock; the availability of suitable investment or disposition opportunities; changes in interest rates, interest rate spreads, the yield curve and prepayment rates; the availability and terms of financing; general economic conditions; market conditions; inflationary pressures on the capital markets and the general economy; legislative and regulatory changes that could adversely affect the businesses of the Company and SRT, respectively; and other risks and uncertainties affecting the Company and SRT, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including the Company’s annual report on Form 10-K for the year ended December 31, 2025 and other filings and reports by the Company. Moreover, other risks and uncertainties of which the Company or SRT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by SRT or the Company on their respective websites or otherwise. Neither the Company nor SRT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press Release issued by Sunrise Realty Trust, Inc. on October 23, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE REALTY TRUST, INC.

	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer
Date: October 23, 2026
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